QCR Holdings, Inc.

December 2016

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the recently adopted Basel III regulatory capital reforms and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

FORWARD-LOOKING STATEMENTS - *Continued*

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2015. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company.

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. (For more details on the Company's non-GAAP measures refer to the applicable 10-K filing)

CORPORATE OVERVIEW

QCR Holdings, Inc. - Founded in 1993 Headquartered in Moline, IL

NASDAQ – QCRH

Russell 2000® Index Member
as of June 30, 2015

$3.3 BILLION IN ASSETS

$2.4 BILLION IN LOANS

$2.7 BILLION IN DEPOSITS

23 FACILITIES

- A Quad City Bank & Trust (5)
- B Cedar Rapids Bank & Trust (2)
- C Rockford Bank & Trust (2)
- D m2 Lease Funds LLC (1)
- E Community Bank & Trust (3)
- F Community State Bank (10)

SHARES OUTSTANDING:
13.1 Million

OWNERSHIP:
Insiders & Benefit Plans 12.7%
Institutional & Mutual Funds 67.4%



Minneapolis
WISCONSIN
D
Milwaukee
E
Waterloo
B
Cedar Rapids
C
Rockford
A
Davenport/Quad Cities
F
Des Moines/Ankeny
Chicago
Omaha
ILLINOIS
INDIANA
Kansas City
St. Louis

Source: Company documents and SNL Financial. Financial data as 12/31/16. Ownership data as of 9/30/16.

INVESTMENT RATIONALE

- **$3.3B asset bank holding company with critical mass in attractive and target rich markets in Iowa and Illinois**
  - Top 2 bank with 13% market share in the Quad Cities, Iowa/Illinois and Top 4 in Cedar Rapids, Iowa with 10% share
  - Quad Cities is the International Headquarters for John Deere, major hub for Alcoa and houses Rock Island Arsenal, the largest government-owned weapons manufacturing arsenal in the U.S.
  - Cedar Rapids is the International Headquarters for Rockwell Collins and U.S. Headquarters for Aegon N.V.
  - Acquired Community State Bank of Ankeny (Des Moines), Iowa in September 2016.
- **Differentiated business model with four charters allowing banks to customize solutions by market**
  - Lending teams and portfolios differentiated by market based upon areas of underwriting and credit expertise
  - Supported by a QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- **Additional products and services in correspondent banking, wealth management, and leasing**
  - Correspondent banking – veteran correspondent banking team with depth of product offerings
  - Wealth management division with $1.9B in trust accounts and $889MM in brokerage accounts
  - Commercial leasing business with $211.0MM of loans / leases and ROA of 1.25%(1)
- **Strong asset quality**
- **Significant opportunity for market share gains and consolidation**

Source: FDIC deposit market share data as provided by SNL Financial. Deposit data is as of 6/30/16.
(1) 2016 m2 YTD net income of $4.0MM as adjusted for 35% tax rate.

UNIQUE PRODUCTS AND SERVICES

CORRESPONDENT BANKING

- Competitively positioned with veteran staff, software, systems and processes
- More than 181 relationships to date with an average weighted balance of $354 million in total non-interest bearing deposits at 12/31/16
- Approximately a $67 million portfolio of correspondent bank loans
- Provides strong source of non-interest bearing deposits, fee income and high-quality loan participations

WEALTH MANAGEMENT

- $1.9B in Trust (and related) accounts and $889MM in Brokerage (and related) accounts as of 12/31/16
- Full range of product offerings including Trust Services, Brokerage and RIA, Asset Management, Estate Planning and Financial Planning
- Added 306 new relationships in 2016

SBA - USDA LENDING

- One of the leading SBA loan originators in two of the Company's primary markets – ramping up in the third
- USDA loan origination focus is on the Business & Industry Program providing guarantees to loans originated to communities with populations < 50,000
  - Cedar Rapids Bank & Trust ranks 1st in the state of Iowa for dollar volume of USDA lending and 5th in the nation by dollar volume

m2 LEASE FUNDS, LLC

- Quad City Bank & Trust acquired 80% ownership August of 2005 and in September 2012 acquired the remaining 20% ownership
- Income has grown at a 16% CAGR since 2006
- Historically strong asset quality
- Key niches with lease specialists located in IA, WI, MN, SC, NC, FL, CA, CO, TX, and PA
  - Marine Equipment, Machinery/Machine Tools, Office Technology, Printing, Telecom, Bakery, Building & Construction Equipment, and Health Care.

QCR HOLDINGS, INC. - MARKET OVERVIEW

- Meaningful market share position in each MSA served, with room for continued growth
- Each MSA falls within the top 15 largest MSAs in IL and IA by total deposits



Deposit Market Share Overview ($M)
Market Rank
2
4
8
10
8
$18,000
$12,000
$6,000
$0
$6,936
$1,049
$4,969
$566
$5,550
$297
$3,172
$125
$16,212
$481
Quad Cities, IA-IL
Cedar Rapids, IA
Rockford, IL
Waterloo Cedar Falls, IA
Des Moines/Ankeny, IA
QCR Holdings Deposits
Competitors Deposits

Source: SNL Financial. Deposit data as of June 30, 2016. Dollars in millions.

"CAPITALIZING" ON OPPORTUNITIES IN OUR MARKET

- Leverage renewed capital strength and relationship driven approach to capture greater organic market and relationship share
- Selectively pursue accretive acquisition opportunities
- Operating markets are highly fragmented:
  - 907 community banks are headquartered in Illinois, Iowa and Wisconsin (59% are between $100 million and $1.0 billion in assets)
  - 264 community banks are headquartered in top selected MSAs(1) in Illinois, Iowa and Southern Wisconsin (60% are between $100 million and $1.0 billion in assets)
  - Heavy fragmentation provides a wealth of opportunities from which to selectively pursue targets
- Targets will meet rigorous evaluation standards:
  - Cultural and strategic fit
  - Enhances competitive position
  - Drives market share
  - Enhances shareholder value
- QCRH operating structure attractive to targets

Distribution of Institutions in Targeted Markets (1)



120
80
40
0
101
21
32
48
27
10
9
8
14
5
3
6
16
5
4
7
Southern WI
Iowa
Illinois
$100M - $300M
$300M - $500M
$500M - $700M
$700M - $1B

Source: SNL Financial.

(1) Target area includes top 25 MSAs listed in the Appendix to this presentation excluding Chicago, St. Louis and Omaha MSAs. Southern Wisconsin (defined as Milwaukee MSA and south).Excludes mutual institutions.

TOP 25 MSAS / IOWA AND ILLINOIS

MSA	Deposits ($M)	Number of Institutions	Number of Branches	Total Population	Projected Population Growth	Median Household Income	Projected Median HHI Growth
Chicago-Naperville-Elgin, IL-IN-WI	$ 389,974	198	4,402	9,563,680	0.15 %	$ 65,458	1.30 %
St. Louis, MO-IL	95,134	129	1,306	2,819,371	0.23	59,287	1.39
Omaha-Council Bluffs, NE-IA	31,002	72	451	930,004	0.94	61,538	1.34
Des Moines-West Des Moines, IA	16,693	50	304	639,120	1.23	67,336	1.63
Bloomington, IL	14,145	32	106	189,251	0.12	61,374	0.28
Davenport-Moline-Rock Island, IA-IL	7,985	35	204	383,950	0.19	53,729	0.66
Peoria, IL	7,244	38	222	376,539	(0.09)	58,128	0.75
Rockford, IL	5,847	25	134	338,034	(0.32)	51,423	1.20
Springfield, IL	5,687	29	123	210,900	0.04	58,400	0.92
Cedar Rapids, IA	5,535	38	146	268,537	0.62	65,370	1.81
Champaign-Urbana, IL	5,455	34	136	241,149	0.46	50,137	1.24
Sioux City, IA-NE-SD	4,171	35	112	169,272	0.27	51,953	1.17
Iowa City, IA	3,817	22	79	170,199	1.16	62,298	1.90
Ottawa-Peru, IL	3,609	30	110	149,121	(0.39)	51,085	0.25
Waterloo-Cedar Falls, IA	3,297	24	95	171,484	0.44	55,256	1.76
Dubuque, IA	2,770	8	54	98,040	0.66	57,168	1.44
Ames, IA	2,253	19	51	97,731	1.01	49,974	0.66
Carbondale-Marion, IL	2,057	19	84	126,976	0.09	42,283	0.95
Cape Girardeau, MO-IL	1,966	17	66	97,818	0.32	46,291	1.69
Paducah, KY-IL	1,926	15	56	96,787	(0.11)	43,296	0.72
Decatur, IL	1,917	14	67	105,924	(0.51)	48,628	0.57
Kankakee, IL	1,886	17	56	109,952	(0.33)	59,224	2.04
Quincy, IL-MO	1,856	18	60	77,234	0.06	48,263	1.80
Effingham, IL	1,584	11	25	34,413	0.11	56,071	1.00
Fort Madison-Keokuk, IA-IL-MO	1,566	18	54	60,003	(0.22)	48,500	1.62
High	**$389,974**	**198**	**4,402**	**9,563,680**	**1.23 %**	**$67,336**	**2.04 %**
Low	**$1,566**	**8**	**25**	**34,413**	**(0.51)**	**$42,283**	**0.25**
Medium	**$3,817**	**25**	**106**	**170,199**	**0.15**	**$55,256**	**1.24**

Source: SNL Financial. Deposit data as of June 30, 2016. Growth CAGR figures based on 2016-2022 projected figures.

QCR HOLDINGS, INC.

a relationship driven organization®

Financial Highlights

TOTAL CONSOLIDATED ASSETS



CAGR From 1994-2016: 22.36%
$4,000
$3,000
$2,000
$1,000
$0
Dec 94
Dec 95
Dec 96
Dec 97
Dec 98
Dec 99
Dec 00
Dec 01
Dec 02
Dec 03
Dec 04
Dec 05
Dec 06
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12
Dec 13
Dec 14
Dec 15
Dec 16
Quad City Bank & Trust
Cedar Rapids Bank & Trust
Rockford Bank & Trust and m2
Community Bank & Trust
Community State Bank

Source: Company documents. Dollars in millions.

INCOME STATEMENT RESULTS & KEY EARNINGS METRICS

	Reported 12/31/12	Reported 12/31/13	Reported 12/31/14	Reported 12/31/15	Core 12/31/15	Reported 12/31/16	Core 12/31/16
Net Income Available to Common	$9.1	$11.8	$13.9	$16.9	$20.9	$27.7	$29.4
NIM (%)(TEY)(Non-GAAP)	3.14%	3.03%	3.15%	3.37%	3.37%	3.75%	3.75%
ROAA (%)	0.62%	0.64%	0.61%	0.66%	0.82%	0.97%	1.03%
Efficiency Ratio (%) (Non-GAAP)	71.59%	71.98%	72.55%	72.71%	66.27%	64.90%	61.56%
Diluted EPS	$1.85	$2.08	$1.72	$1.61	$1.99	$2.17	$2.31

($ millions except per share)

STRONG COMMERCIAL LOAN GROWTH

- 35% organic loan growth from 2013 to 2016 (excludes Community State Bank)
- Commercial lending(2) represents more than 87% of the portfolio
- 2013 loan growth supplemented by acquisition of Community National Bancorporation-Waterloo
- 2016 loan growth supplemented by acquisition of Community State Bank-Ankeny ($429.6 million in loans as of 12/31/16)



Loan Growth Trend (1)
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,456
$76
$147
$129
$672
$432
$1,623
$73
$159
$166
$702
$524
$1,790
$74
$170
$174
$724
$648
$2,397
$82
$229
$165
$1,093
$828
2013
2014
2015
2016
Commercial & Industrial
Commercial RE
Direct Fin. Leases
Residential RE
Consumer & Other

Source: Company documents. Dollars in millions.

(1) Loan composition excludes deferred loan/lease origination costs, net of fees.
(2) Includes Commercial & Industrial, Commercial RE and Direct Financing Leases.

m2 LEASE FUNDS LLC OVERVIEW

- National equipment leasing platform
- Focus includes commercial equipment/ building and construction machinery and assets, medical equipment, office equipment (computer hardware and software), and vehicles classified as heavy equipment
- High yield portfolio; average gross yield for 2016 is approximately 7.8%
- Historically strong asset quality
- Targeting a lease portfolio of $250MM

Source: Company documents. Dollars in millions.



Lease Asset Generation
$250
$200
$150
$100
$50
$0
$108
$53
$134
$74
$177
$105
$201
$101
$211
$97
2012
2013
2014
2015
2016
Leases Outstanding
New Leases Originated

ASSET QUALITY OVERVIEW

Management continues to focus on maintaining excellent asset quality and resolving problem assets

Classified Loans ($M) & NPAs / Assets


$70
$60
$50
$40
$30
$20
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.06%
1.41%
1.28%
1.31%
0.74%
0.82%
$62.7
$48.2
$43.5
$35.7
$28.0
$49.0
2011
2012
2013
2014
2015
2016
Classified Loans ($M)
NPA's / Assets (%)

Nonperforming Assets Composition – 2016


3.59%
21.24%
23.54%
$27.0M
51.63%
Other Real Estate Owned & Rep. Assets - 21.24%
Nonaccrual Loans/Leases - 51.63%
Troubled Debt Restructures - Accruing - 23.54%
Accruing Loans/Leases 90+ Days PD - 3.59%

Source: Company documents. Dollars in millions.

EVOLUTION OF FUNDING BASE

Average Funding Base - 2010



$1,684M
33.4%
13.7%
25.3%
27.6%
Borrowings 33.4%
Noninterest Bearing Deposits 13.7%
Interest Bearing Demand Deposits 25.3%
Time Deposits 27.6%

2010 Cost of Funds: 1.79%
2010 Cost of Deposits: 1.13%

Average Funding Base – 2016



$2,541M
11.7%
28.1%
43.0%
17.2%
Borrowings 11.7%
Noninterest Bearing Deposits 28.1%
Interest Bearing Demand Deposits 43.0%
Time Deposits 17.2%

2016 Cost of Funds: .47%
2016 Cost of Deposits: .27%

Source: Company documents. Dollars in millions.

ATTRACTIVE REVENUE MIX & GROWTH TREND



Continued Strong Top Line Revenue Growth Trends ($M)
CAGR From 2010 - 2016: 11.03%
$150
$125
$100
$75
$50
$25
$0
$67.0
$17.1
$49.9
$73.0
$18.9
$54.1
$76.8
$19.2
$57.6
$90.9
$26.8
$64.1
$90.4
$21.3
$69.1
$100.7
$24.4
$76.3
$125.5
$31.0
$94.5
2010
2011
2012
2013
2014
2015
2016
Net Interest Income
Noninterest Income (1)

Strong fee income streams provide stability and complement to spread revenue

Key Differentiators:

- Wealth Management ($2.8B in AUM)
- Correspondent banking (181 relationships)
- SBA / USDA guaranteed loan sales
- SWAP loans

Source: Company documents. Dollars in millions.

(1) Excludes securities gains, bargain purchase gains, gains on sales of branches and loss on sale of OREO.

IMPROVING RETURNS FOR COMMON SHAREHOLDERS

Net Income to Common Shareholders ($M)


Approximately ~44.48% Net Income to Common CAGR From 2011 – 2016
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$4.4
$9.1
$11.8
$13.9
$16.9
$27.7
2011
2012
2013
2014
2015
2016

Source: Company documents. Dollars in millions.

STRATEGIES TO CONTINUE TO DRIVE SHAREHOLDER VALUE

- Continue strong organic loan and lease growth to maintain loans and leases to total assets ratio in the range of 70-75% (73% as of 12/31/16)
- Continued focus on growing core deposits to maintain reliance on wholesale funding to less than 15% of assets (30% as of 12/31/14, now 10.7% as of 12/31/16)
- Continue to focus on maintaining gains on sale of USDA and SBA loans, and fee income on SWAPS, as a more significant and consistent component of core revenue
- Grow wealth management fee income by 10% annually
- Carefully manage noninterest expenses growth
- Maintain asset quality metrics to better than peer levels
- Participate as an acquirer in the consolidation taking place in our markets to further boost ROAA, improve efficiency ratio, and increase EPS

CONCLUDING REMARKS

- Critical mass in attractive and target rich markets in Iowa and Illinois
- 4 charter model allows subsidiary banks to customize solutions by market
- Differentiated product offering includes correspondent banking, wealth management, leasing and SBA/USDA lending
- Strong asset quality
- Significant opportunity for market share gains and consolidation
- Attractively valued relative to peer institutions

QCR HOLDINGS, INC.

a relationship driven organization®

Appendix

HISTORY OF QCR HOLDINGS, INC.

1993	- Founded by Mike Bauer and Doug Hultquist - $14 Million IPO
1994	- Quad City Bank & Trust (De Novo) – Currently $1.40 Billion in Assets
1995	- Quad City Bancard Formed
2001	- Cedar Rapids Bank & Trust (De Novo) – Currently $913 Million in Assets (includes Community Bank & Trust branches)
2005	- Rockford Bank & Trust (De Novo) – Currently $391 Million in Assets
2005	- Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC
2007	- First Wisconsin Bank & Trust (De Novo) – Milwaukee, WI
2008	- Quad City Bancard sells Merchant Acquiring Business
2008	- Sale of First Wisconsin Bank & Trust – Milwaukee, WI
2012	- Quad City Bank & Trust acquires remaining 20% ownership of m2 Lease Funds, LLC – Currently $213 Million in Assets
2013	- Quad City Bank & Trust Sells its credit card portfolio & servicing to Fifth Third Bank – January 31, 2013
2013	- QCR Holdings acquires Community National Bancorporation and Community National Bank (CNB) on May 13, 2013
2013	- Community National Bank merges with Cedar Rapids Bank & Trust on October 26, 2013 and begins operating as a division of Cedar Rapids Bank & Trust under the name Community Bank & Trust. (QCR Holdings sells Mason City, IA branches of CNB to Clear Lake Bank & Trust on October 4, 2013 and Austin, MN branches of CNB to Eastwood Bank on October 11, 2013.) (Assets included with Cedar Rapids Bank & Trust – above)
2015	- $65MM capital raise
2016	- $30MM capital raise in connection with acquisition of Community State Bank
2016	- QCR Holdings acquires Community State Bank of Ankeny (Des Moines), Iowa on September 1, 2016 – Currently $600 Million in Assets

Source: Company documents. Subsidiary assets as of 12/31/16.

EXECUTIVE MANAGEMENT TEAM

DOUGLAS M. HULTQUIST, CPA

President and Chief Executive Officer
39 Years in Banking / Financial Services

TODD A. GIPPLE, CPA

Executive Vice President,
Chief Operating Officer and Chief Financial Officer
31 Years in Banking / Financial Services

JOHN H. ANDERSON

President and Chief Executive Officer,
Quad City Bank and Trust Company
Chief Deposit Officer, QCR Holdings, Inc.
30 Years in Banking / Financial Services

PETER J. BENSON, JD

Executive Vice President, Chief Legal Officer
34 years in Corporate and Personal Legal Services

STACEY J. BENTLEY

President and Chief Executive Officer,
Community Bank & Trust
36 Years in Banking / Financial Services

THOMAS D. BUDD

President and Chief Executive Officer,
Rockford Bank and Trust Company
30 Years in Banking / Financial Services

CYNTHIA M. CARLSON

Executive Vice President, Wealth Builders Group
36 Years in Banking / Financial Services

RICHARD W. COUCH

President and Chief Operating Officer,
m2 Lease Funds, LLC
29 Years in Banking / Financial Services

JOHN R. ENGELBRECHT, MBA

President and Chief Executive Officer,
m2 Lease Funds, LLC
42 Years in Banking / Financial Services

ELIZABETH A. GRABIN, CPA

First Vice President, Controller, and
Director of Financial Reporting
15 Years in Banking / Financial Services

SHAWNA M. GRAHAM,
CBA, CIA, CISA, CRP, MBA, CCBCO

Senior Vice President, Director of Risk Management
28 Years in Banking / Financial Services

LARRY J. HELLING

President and Chief Executive Officer,
Cedar Rapids Bank and Trust Company
Executive Vice President and Chief Lending Officer,
QCR Holdings, Inc.
37 Years in Banking / Financial Services

ANNE E. HOWARD, SHRM-SCP

Vice President, Director of Human Resources
16 Years in Banking / Financial Services
14 Years in Human Resources

JOHN R. McEVOY, JR.

Executive Vice President,
Chief Operations Officer & Cashier
Quad City Bank and Trust Company
40 Years in Banking / Financial Services

RONALD R. NAGEL

President and Chief Executive Officer
Community State Bank
40 Years in Banking / Financial Services

DANA L. NICHOLS

Executive Vice President, Chief Credit Officer,
34 Years in Banking / Financial Services

JOHN R. OAKES, CPA

1st Vice President, Treasurer
15 Years in Banking / Financial Services

JOHN A. RODRIGUEZ, CCM

Executive Vice President,
Deposit Operations / Information Services
34 Years in Banking / Financial Services

M. RANDOLPH WESTLUND, CFA

Executive Vice President,
Chief Investment Officer
31 Years in Banking / Financial Services

CATHIE S. WHITESIDE, MBA

Executive Vice President,
Corporate Strategy, Human Resources, Branding
9 Years in Banking / Financial Services
22 Years in Broadcast Media

MICHAEL J. WYFFELS

Senior Vice President,
Chief Information Officer
27 Years in Banking / Financial Services

THE STRATEGIC VALUE OF OUR SEPARATE CHARTERS

- 4 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 4 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality historically better than peers
- Historic deposit growth better than peers
- Historic loan growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford, Waterloo/Cedar Falls, and Des Moines (Ankeny)
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, SBA/USDA lending, and m2 Leasing

QUAD CITY BANK & TRUST

QUAD CITY BANK & TRUST

John H. Anderson, President & CEO

Assets: $1.40 Billion (as of 12/31/16)

Population: 383,950

Market Deposits: $8.0 Billion

Ranked 2nd with 13.1% market share and over $1,049 Million in deposits in Davenport-Moline-Rock Island MSA

Finalist 2013 and 2014 – Quad Cities Best Place to Work
Finalist 2015 ABA Volunteer Finalist Award
Finalist 2015 Be Healthy QC Award

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health Systems
HNI Corporation / The Hon Company / Allsteel
Unity Point Health - Trinity
Tyson Fresh Meats
Arconic (formerly Alcoa)
Kraft
3M
Excelon
HyVee

Source: FDIC deposit market share data as provided by SNL Financial.
Deposit data is as of 6/30/16 as adjusted for acquisitions to the extent discernable.

Quad Cities Highlights

The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States

Arconic (formerly Alcoa) (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business. Announced $1B, multi-year contract with Airbus in Nov 2016

International Headquarters for Deere & Company

Kraft-Heinz constructing $203MM state-of-the-art production facility in northwest Davenport

Material Control Systems (MATCON) completed a new $10MM logistics facility and added 150 new jobs

Ranked 16th in the nation for high-tech job growth

Ranked as a Top 50 Military Friendly Community

Top 5 Defense Community

Top 10 Advanced Manufacturing Community

Ranked #1 Minor-League Sports Market in the Nation for 2015

Top 10 Community for Raising a Family

2nd Best Riverfront along the Mississippi River

What They're Saying About the Quad Cities

Quad City Chamber: June 2016

"The Quad Cities offers unparalleled access to major Midwestern and global markets, making it a prime location for logistics, distribution and warehousing companies. With over 37 million people living within a 300 mile radius, businesses have easy and efficient access to a strong network of suppliers and customers."

CEDAR RAPIDS BANK & TRUST

CEDAR RAPIDS BANK & TRUST

Larry J. Helling, President & CEO

Assets: $913 Million* (as of 12/31/16)

Population: 268,537

Market Deposits: $5.5 Billion

Top 4 bank with 10.23% market share and over $566 million in deposits in Cedar Rapids MSA

2014 & 2015 Finalist – Coolest Place to Work in Cedar Rapids

Top 3 - 2016 Corridor Business Journal Worksite Wellness Award

Top 200 Healthiest Banks in America (Deposit Accounts 2016)

Major Employers

Rockwell Collins
Aegon USA
Unity Point Health - St. Luke's Hospital
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Quaker Food and Snacks
Cedar Rapids Community Schools
Amana Refrigeration
MCI
General Mills
Archer Daniels Midland
Transamerica

* Includes the assets of Community Bank & Trust

Source: FDIC deposit market share data as provided by SNL Financial.
Deposit data is as of 6/30/16 as adjusted for acquisitions to the extent discernable.

Cedar Rapids Highlights

International Headquarters for Rockwell Collins

U.S. Headquarters for Aegon USA

Downtown Revitalization – Double Tree by Hilton Cedar Rapids Convention Complex $144MM, 2 year project resulted in 100,000 sq/ft convention center and 267 room Double Tree Hotel

CRST International constructing 11-story, 113,000 sq/ft, $37MM world headquarters building in downtown, completed in 2016

Other downtown projects: PCI Medical Mall, Mercy Cancer Center, Kingston Commons Condominiums, Public Library, City Hall, Fire Station

Top 10 Best Affordable Places to Live (2016)

Top 10 Best Places for Starting a Small Business (2015)

Ranked 6th Healthiest Bank in Iowa by DepositAccounts.com

The largest corn-processing city in the world

The second largest producer of wind energy in the United States

Top 100 Places to Live (Livability 2016)

Top 10 Most Liveable Medium-Sized Cities (2015)

Ranked #1 in the Best Cities for Children (SmartAsset 2015)

What They're Saying About Cedar Rapids

Cedar Rapids Metro Economic Alliance: June 2016

"Cedar Rapids is the second largest city in Iowa and is considered an economic hub of the state, located in the core of the Interstate 380 Technology Corridor. Relatively low cost of living expenses and high income levels give residents 10% more purchasing power than other Iowans and 13% more than the average U.S. resident."

ROCKFORD BANK & TRUST

RB &T ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $391 Million (as of 12/31/16)

Population: 338,034

Market Deposits: $5.8 Billion

Ranked 8th with 5.1% market share and over $297 Million in deposits in Rockford MSA

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Mercy Health System
Hamilton Sundstrand
Wal-Mart Stores
OSF St. Anthony Medical Center
Winnebago County
Woodward, Inc.
UPS

Source: FDIC deposit market share data as provided by SNL Financial.
Deposit data is as of 6/30/16 as adjusted for acquisitions to the extent discernable.

Rockford Highlights

Mercy Health System constructing a $485MM 'destination' medical center scheduled to open in 2019

AAR (largest aircraft maintenance company in North America, and third largest in the world) opened a new $41MM facility at Chicago Rockford Airport generating jobs for 500 people

Rock Valley College partnering with St. Anthony College of Nursing to build a $32MM Health Science Center – opening Jan. 2017

Fiat Chrysler Belvidere plant to invest $350MM to retool for Jeep Cherokee production generating new jobs for 300 people

OSF St. Anthony Medical Center constructing $85MM expansion of Rockford campus to open in early 2018

Logistical Operations Hub – Current home to large-scale UPS and Con-way Freight, recent ground breaking for FedEx facility generating 150 new jobs

Downtown revitalization – 150 room, $54MM hotel and convention center developed by Gorman & Co.

Riverfront sports complex, $25MM, 115,000 sq/ft to be one of the largest in the Midwest

Considered Illinois' third largest city

Voted "Best Midwest City for Sports Venues" (Sports Illustrated)

Top 40 "Best Mid-Sized Cities for Manufacturing Jobs"

What They're Saying About Rockford

Rockford Chamber of Commerce: June 2016

"Rockford, as part of the greater Chicago region, is part of the third largest multi-modal system in the world and largest in the United States. From the Rockford area, businesses can reach 80% of U.S. households within a 24-hour truck drive. The Rockford Region is within a one hour drive of O'Hare International Airport, one of three truly global airports in the U.S.".

COMMUNITY BANK & TRUST

COMMUNITY BANK & TRUST
A Division of Cedar Rapids Bank & Trust

Stacey J. Bentley, President & CEO

Deposits: $146 Million (as of 12/31/16)

Population: 171,484

Market Deposits: $3.3 Billion

Ranked 10th with 3.8% market share and over $125 Million in deposits in Waterloo-Cedar Falls MSA

2016 Employer Choice Award – Courier Communications

Major Employers

John Deere
Hy-Vee Foods Store
Wheaton Franciscan Healthcare
The VGM Group
Tyson Fresh Meats
Allen Memorial Hospital
University of Northern Iowa
Target Regional Distribution Center
Area Education Agency 267
Omega Cabinetry Ltd.
CBE Companies, Inc.
Bertch Cabinets

Source: FDIC deposit market share data as provided by SNL Financial.
Deposit data is as of 6/30/16 as adjusted for acquisitions to the extent discernable.

Waterloo/Cedar Falls Highlights

John Deere investing $40MM in its tractor testing labs, adding 62,000 sq/ft of additional space

John Deere completed $150MM modernization of John Deere Foundry – total investment by Deere in Waterloo in the last decade equals $1B

ConAgra Foods announced a $50MM expansion of the plant located in the Waterloo Midport Industrial Park

The city of Waterloo approved for $12MM in funding for the Techworks Campus Reinvestment District. The District projects a capital investment of $74.1MM to include a John Deere training center and hotel

VGM announced the expansion of their Waterloo campus, which includes approx. $20MM in capital investment and the potential for 200 new jobs

First Gigabit city in Iowa and one of eight in the U.S.

Cost of living is 8% below the national average

Waterloo-Cedar Falls is a Blue Zones Demonstration Community. Community Bank & Trust became the 1st Iowa bank designated as a Blue Zone Worksite

Waterloo named a 2015 All-Star Community by the Iowa League of Cities

What They're Saying About Waterloo-Cedar Falls

Greater Cedar Valley Chamber of Commerce: June 2016

"The Cedar Valley Economy - Strong and Growing! The strong and growing Cedar Valley economy contains the right conditions for business and career success. Current economic growth and it's demand for quality talent is benefiting manufacturing, business services, retail, housing, education, healthcare, and other enterprises that contribute to the vitality of the region."

COMMUNITY STATE BANK

csb
community state bank

Ronald M. Nagel, President & CEO

Assets: $600 Million (as of 912/31/16)

Population: 639,120 Des Moines MSA

Market Deposits: $16.7 Billion

Ranked 8th with 3.30% market share and over $481.4 Million in deposits in Des Moines – West Des Moines MSA

2016 Voted Best Bank in Ankeny

2016 Voted Best Financial Advisors in Ankeny

Major Employers Des Moines & Ankeny

Hy-Vee Food Corporation
Mercy Medical Center
Unity Point Health
Principal Financial Group
Nationwide
John Deere Companies
DuPont Pioneer
Pella Corporation
Kum & Go
Meredith Corporation
Tones Spices/ACH Foods

Ankeny Highlights

Population: 54,400
Median Household Income: $74,400
Cost of Living Index (US =100): 93
Median Home Value: $191,074
Households: 22,000
Median Age: 33.8

For the past 10 years, Ankeny has grown by an average of 5 residents per day. More people are moving to Ankeny than any other community in Iowa. From 2005 to 2015, the population has increased approx. 50%.

Ranked 9th Best Small City in America (2015) (WalletHub)
Retail sales in Ankeny have increased 14% in three years, topping $775 million.
Ranked Safest Large City in Iowa (2015) (ValuePenguin.com - source FBI statistics)
Total new investment in Ankeny exceeded half a billion dollars over the past two years.
Best Places for Millennial Job Seekers (2015) (NerdWallet.com)
Since 2010, Ankeny's local business investment policy helped more than 14 companies, supported more than 2,000 jobs, and stimulated more than $200 million in private investment.
Best Community to Live In (2015) (Cityview Reader Poll)

Des Moines (Metro) Highlights

Population: 627,569
Median Household Income: $64,280
Cost of Living Index (US =100): 91.4
Median Home Value: $126,500
Households: 289,922
Median Age: 36
Ranked #1 Best City for the Middle Class (2016) (Business Insider)
Ranked #11 Best Place to Live in the U.S. (2016) (U.S. News & World Report)
Ranked #4 Best Mid-Sized City to Make a Living (2016) (MoneyGeek)
Ranked #4 Most Pro-Business Cities in America (2015) (MarketWatch)
Ranked #2 Top 10 U.S. Cities to Land Work (2015) (NBC News)
Cost of doing business in Des Moines is 17% lower than the national average
81 insurance companies are headquartered in Des Moines
Recent Corporate Investments: Toro - $16.9MM, Hewlett Packard - $16.7MM, Fed Exp - $11.4MM, Interstate Batteries - $10.8MM, XPO Logistics - $2.9MM

Source: FDIC deposit market share data as provided by SNL Financial.
Deposit data is as of 6/30/16 as adjusted for acquisitions to the extent discernable.

Group Operations

- **Accounting and Treasury** – Beth Grabin and John Oakes
- **Compliance** – Peggy Bishop
- **Customer Service/Item Processing** – Kathy Francque
- **Deposit Operations** – Beth Easterla and John Rodriguez
- **Funds Management** – John McEvoy
- **Human Resources** – Anne Howard and Shellee Showalter
- **Information Technology** – Michael Wyffels and John Rodriguez
- **Internal Audit** – Tim Harding
- **Loan Operations** – Pam Goodwin
- **Risk Management** – Shawna Graham

NON-GAAP RECONCILIATIONS

Tangible Common Equity to Tangible Assets and Tangible Book Value Per Share

As of and for the Year ended December 31,

($ in thousands, except per share data)	2010	2011	2012	2013	2014	2015	2016
Tangible Common Equity							
Total equity	$ 132,571	$ 144,433	$ 140,434	$ 147,577	$ 144,079	$ 225,886	$ 286,041
Less: Preferred Equity	62,214	63,386	53,163	29,824	-	-	-
Less: Noncontrolling interests	1,648	2,052	-	-	-	-	-
Less: Goodwill and intangible assets	3,280	3,262	3,252	5,107	4,894	4,694	22,522
Tangible common equity	$ 65,429	$ 75,733	$ 84,019	$ 112,646	$ 139,185	$ 221,192	$ 263,519
Tangible book value per share	$ 14.19	$ 15.92	$ 17.08	$ 14.29	$ 17.50	$ 18.81	$ 20.11
Tangible Assets							
Total assets	$ 1,836,635	$ 1,966,610	$ 2,093,730	$ 2,394,953	$ 2,524,958	$ 2,593,198	$ 3,301,944
Less: Goodwill and intangible assets	3,280	3,262	3,252	5,107	4,894	4,694	22,522
Tangible assets	$ 1,833,355	$ 1,963,348	$ 2,090,478	$ 2,389,846	$ 2,520,064	$ 2,588,504	$ 3,279,422
Tangible common equity to tangible assets	3.57 %	3.86 %	4.02 %	4.71 %	5.52 %	8.55 %	8.04 %

Source: Company documents. Dollars in thousands.

Deposit Market Share - Quad City Bank & Trust

Institution Name	Offices in MSA	Deposits*	Market Share
1. Wells Fargo Bank	16	$ 1,112.3	13.93 %
2. Quad City Bank & Trust	**5**	**1,049.0**	**13.14 %**
3. Blackhawk Bank & Trust	19	966.7	12.11 %
4. U.S. Bank	11	760.1	9.52 %
5. Triumph	10	545.4	6.83 %
6. First Midwest Bank	6	426.7	5.34 %
7. BankOrion	8	370.7	4.64 %
8. Central Bank	3	242.1	3.03 %
9. American Bank & Trust	6	237.0	2.97 %
10. Modern Woodmen Bank	1	218.9	2.74 %

* Millions of dollars, as of 6/30/16

Deposit Market Share - Cedar Rapids Bank & Trust

Institution Name	Offices in MSA	Deposits*	Market Share
1. U.S. Bank	10	$ 933.7	16.87 %
2. Wells Fargo Bank	11	601.3	10.87 %
3. Farmers State Bank	8	586.2	10.59 %
4. Cedar Rapids Bank & Trust	**2**	**565.9**	**10.23 %**
5. Hills Bank & Trust	6	369.8	6.68 %
6. Bankers Trust Co.	3	264.2	4.77 %
7. Guaranty Bank & Trust	6	200.4	3.62 %
8. Farmers & Merchants Savings Bank	4	188.4	3.41 %
9. NXT Bank	3	151.9	2.74 %
10. Bank of the West	3	124.9	2.26 %

* Millions of dollars, as of 6/30/16

Deposit Market Share - Rockford Bank & Trust

Institution Name	Offices in MSA	Deposits*	Market Share
1. Alpine Bank & Trust	17	$ 1,080.4	18.48 %
2. BMO Harris	10	723.7	12.38 %
3. JP Morgan Chase	7	639.8	10.94 %
4. Associated Bank	6	607.0	10.38 %
5. Illinois Bank & Trust	4	386.6	6.61 %
6. Blackhawk Bank	5	371.6	6.36 %
7. PNC Bank	7	343.2	5.87 %
8. Rockford Bank & Trust	**2**	**296.6**	**5.07 %**
9. Northwest Bank of Rockford	5	225.2	3.85 %
10. First National Bank	3	217.1	3.71 %

* Millions of dollars, as of 6/30/16

Deposit Market Share - Community Bank & Trust

Institution Name	Offices in MSA	Deposits*	Market Share
1. Farmers State Bank	8	$ 587.9	17.56 %
2. U.S. Bank	6	365.7	11.09 %
3. Lincoln Savings Bank	5	308.7	9.36 %
4. Wells Fargo Bank	4	286.6	8.69 %
5. First National Bank	6	283.2	8.59 %
6. Regions Bank	5	180.9	5.49 %
7. GNB Bank	3	164.2	4.98 %
8. State Bank	4	133.7	4.06 %
9. Denver Savings Bank	2	131.0	3.97 %
10. Community Bank & Trust	**3**	**124.5**	**3.78 %**

* Millions of dollars, as of 6/30/16

Deposit Market Share - Community State Bank

Institution Name	Offices in MSA	Deposits*	Market Share
1. Wells Fargo Bank	19	$ 3,117.0	21.39 %
2. Bankers Trust	19	2,292.2	15.73 %
3. West Bank	8	1,254.9	8.61 %
4. U.S. Bank	15	1,062.3	7.29 %
5. Bank of America	4	866.1	5.94 %
6. Great Western Bank	8	831.9	5.71 %
7. Bank of the West	11	538.8	3.70 %
8. Community State Bank	**10**	**481.4**	**3.30 %**
9. First American Bank	6	371.2	2.55 %
10. Iowa State Bank	5	293.6	2.01 %

* Millions of dollars, as of 6/30/16

QCR Holdings, Inc.

a relationship driven organization®

3551 7th Street
Moline, Illinois 61265

www.qcrh.com